Exhibit 10.5

Employment Contract
聘用合同

Employment Contract
聘用合同

This Employment Contract of Beijing Jianxin Petrochemical Engineering Limited (this “Contract”) is entered into by and between the following parties as of [June 15,2008] in [Beijing], the People’s Republic of China (the “PRC”).
本北京键鑫实华科技发展有限公司聘用合同（下称“本合同”）由以下双方于[2008]年[06]月[15]日在中华人民共和国（下称“中国”）[北京]市签署。

Party A: Beijing Jianxin Petrochemical Engineering Limited
甲方：北京键鑫实华科技发展有限公司
Address:	4th Floor,Tower B,WanLiuXinGui Building,No.28 Wanquanzhuang Road,
Haidian District,Beijing.
地址：北京市海淀区万泉庄路28号万柳新贵大厦B座四层
Legal Representative: Zuo Jianzhong
法定代表人：左建中

Party B: Zuo Jianzhong
乙方：左建中
Home Address:No.1 Zizhuyuan Road,Haidian District,Beijing
家庭住址：北京市海淀区紫竹院路1号院
Date of Birth: November 25, 1968
出生日期：1968年11月25日
ID/Passport Number: P673092(6)/HA9037729
身份证/护照号码：P673092(6)/HA9037729
Registered Permanent Address: No.1 Zizhuyuan Road,Haidian District,Beijing
永久登记地址：北京市海淀区紫竹院路1号院

Chapter 1- General Provisions
第一章 总则

1.
Pursuant to the Labor Law of the People's Republic of China(hereinafter “Labor Law”), the Employment Law of the People’s Republic of China(hereinafter “Employment Law”) and other relevant regulations, in consideration of the mutual promises and covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Party A and Party B (collectively referred to as the "Parties") hereby agree as follows:

根据《中华人民共和国劳动法》、《中华人民共和国劳动合同法》及其他有关规定，经相互讨论协商，仔细考虑并充分沟通了解，甲、乙双方（以下并称为“双方”）就如下条款达成一致：

Chapter 2- Term
第二章 期限

2.	This Contract shall be a contract with a fixed term of _2_ years, from June 15 __, 2008_("Starting Date") to June 14 , _2010__.
本合同为有固定期限的合同，期限为_2_年，从2008_年_06_月__15_日开始（以下简称“起始日”）至2010年_06_月_14_日为止。

3.
If upon the expiration of the term, Party A and Party B agree to renew this Contract, they shall execute the Agreement to Renew Employment Contract attached to this Contract as Appendix A, or shall execute a new employment contract.

合同期限届满时，如果双方同意续约，应签订本合同附件A的《聘用合同续期协议》，或者重新签订聘用合同。

Chapter 3- Scope of Work
第三章 工作范围

4.
Party B agrees to assume the position of _ Chairman _ (or engage in ____) pursuant to the work needs of Party A.  The position duty, work task, objective, disciplines and other relevant management rules shall be implemented according to the work standards and other rules prescribed by Party A.  The main work location of Party B shall be [Beijing].

根据甲方的工作需要，乙方同意担任___董事长___职位（或者从事____）。乙方的岗位职责、工作任务、责任目标、岗位纪律和相关管理制度等，按甲方为该岗位制订的工作规范以及其他有关规定执行。乙方的主要工作地点为[北京]。

5.
Both Parties acknowledge that, Party A shall have the right to change the type of work, job title and position, job duties and work location of Party B at any time according to the business needs of Party A or ability or work performance or actual situation of Party B, provided, however, that such change shall be made in good faith with reasonable causes.  Party B shall be subject to any such changes as deemed necessary and appropriate in the sole judgment of Party A.

双方同意，甲方有权根据业务需要、乙方的能力、工作表现或其实际情况，基于诚信与合理原则，随时调整乙方的工作类型、职务、职位、工作职责和工作地点。对于甲方任何前述必要适当的单方调整，乙方应予以遵守服从。

Chapter 4- Duties of Party B
第四章 乙方的义务

6.	Party B hereby agrees that, in addition to the duties and responsibilities otherwise set forth herein, during the term of this Contract, Party B shall:
乙方同意，除本合同规定的义务与责任之外，乙方在合同期间内还须：

7.1
devote his/her full time, attention and skills during the normal working hours designated to him/her hereunder exclusively to the performance of his/her duties hereunder, and effectively perform his/her duties and make his/her best endeavors to ensure the satisfactory accomplishment of the assignment to him/her by Party A.

在规定的工作时间内，将其全部时间、精力和技能，仅用于履行本合同规定之义务上，并有效地行使其职责，尽最大努力确保完满完成甲方委派的工作。

7.2
perform his/her duties hereunder faithfully and diligently for Party A in accordance with the terms hereunder, the rules and policies of Party A and the applicable laws and regulations, engage in no activities which are in violation of any PRC laws or regulations or may be prejudicial to the interests of Party A, and seek no personal gains, directly or indirectly, by utilizing his/her position or power in Party A.

遵守本合同的条款、甲方的内部规章制度及有关法律法规，对甲方恪尽职守，不从事任何违反中国法律、法规的活动，不从事损害甲方利益的活动，不利用其在甲方的职务或职权直接或间接地为个人牟取私利。

Chapter 5- Work Schedule, Labor Protection and Working Conditions
第五章 工作时间、劳动保护和工作条件

8.
Party B shall work five (5) days per week, eight (8) hours per day, with the average working hours not exceeding forty (40) hours per week.  Party A may require Party B to work overtime due to the business needs and Party A shall pay Party B overtime pay in accordance with its overtime management rules and the relevant state regulations.

乙方的工作时间为每周五（5）天，每天八（8）小时，每周平均不超过四十（40）小时。甲方可因工作需要要求乙方加班，甲方应按照其加班管理制度及相关国家规定向乙方支付加班费。

9.
Party A shall provide Party B with appropriate working conditions and facilities and with labor protection in accordance with the state standards and Party B shall comply with the rules and regulations of work safety and sanitation formulated by Party A.

甲方应向乙方提供适当的工作条件和设施，提供符合国家标准的劳动保护；乙方应遵守甲方制定的劳动安全卫生制度。

10.	Party A will be responsible for providing education and training to Party B on business technologies, labor safety and sanitation and articles of association of Party A.
甲方负责为乙方安排业务技术、劳动安全卫生制度及公司章程的教育和培训。

Chapter 6- Remuneration
第六章 报酬

11.
According to Party B’s position and skills,Party A pays __6000___ to Party B as the basic salary,monthly paid.　During the term of employment under this Contract, Party A will decide the earning prior to tax of Party B based upon Party A’s then current salary systems and position adjustment policies.  Party A will pay the payment through the individual bank account designated by Party A or through other means Party A deems proper.  The amount of salary will be stipulated in an offer letter.

根据乙方所在岗位（职务）技能确定其基本工资_ 6000_，按月支付。在本合同的聘用期内，甲方将根据其现行工资制度和职位调整政策决定乙方的税前收入。工资将由甲方支付到其指定的个人银行账户或以其认为适当的其他方式支付。
12.
Party B shall be responsible for the payment of due and payable individual income tax resulting from the salary and other remuneration paid by Party A in accordance with the relevant PRC laws and regulations.  Party A, as the withholding person, shall withhold the individual income tax and other due and payable tax of Party B prior to paying the remuneration to Party B as required by law.

乙方应依照中国相关法律法规的规定承担其从甲方获取的工资和其他报酬的个人所得税。依照法律规定，甲方作为扣缴义务人，应在支付乙方报酬前代扣代缴其个人所得税及其他应缴税款。

13.
Party A shall have the right to adjust the salary and welfare of Party B appropriately based on the capability, experience, attitude, performance, achievement, working-age and position of Party B as well as according to the salary and position adjustment policies and business conditions experienced by Party A.

甲方有权根据乙方的工作能力、经验、态度、表现、工作成绩、工龄和职务，并依据甲方的工资和职位调整政策及经营状况适当调整乙方的工资和福利待遇。

14.	Party A shall deduct the following from the salary payable to Party B in accordance with the relevant PRC laws and regulations:
依据中国有关法律法规，甲方应从支付给乙方的工资中作出如下扣减或扣除：

14.1	The individual income tax of Party B;
乙方的个人所得税；

14.2	The part of the society insurance and other welfare benefits which are to be borne by Party B;
社会保险和其他福利金中乙方个人应承担的部分；

14.3	All compensation or fines payable by Party B and withheld by Party A on the effective court verdict or arbitration decision;
所有要求甲方代扣的法院判决和仲裁裁决中乙方应付的赔偿或罚款；

14.4	All compensation or fines payable by Party B to Party A according to court verdict or arbitration decision.
所有根据法院裁判或仲裁裁决应由乙方支付给甲方的赔偿或罚款。

15.
Party A may, in its discretion, pay a bonus to Party B based upon Party A’s business operation situation and articles of association.  The detailed amount, conditions and form will be set forth by Party A.  Notwithstanding the above, paying bonus should not be deemed as an obligation of Party A.

甲方可以根据其业务运营情况和公司章程规定，自行决定是否向乙方发放奖金，并有权决定奖金的具体数额，发放条件和发放形式。但无论前款如何规定，发放奖金并非甲方的义务。

Chapter 7- Insurance, Welfare and Leave
第七章 保险、福利和休假

16.	The Parties shall pay premiums for social security insurance schemes such as Pension, Unemployment, Medical Insurance, etc. in accordance with relevant PRC laws and regulations.
双方依照中华人民共和国有关法律法规规定，缴纳养老、失业、医疗等社会保险。

Chapter 8- Labor Discipline
第八章 劳动纪律

17.
Party B shall abide by the Working Rules and articles of association stipulated by Party A pursuant to laws. Party B shall strictly adhere to proper instructions and decisions of Party A, take care of all assets of Party A, and abide by professional morality.

乙方应遵守甲方依法制定的劳动纪律和公司章程，严格服从甲方的指令和决定，保管好甲方的全部资产，并遵守职业道德。

18.	In case Party B violates the Working Rules or articles of association of Party A, Party A may impose punishment to Party B in accordance with the Working Rules or articles of association of Party A.
若乙方违反了甲方的劳动纪律或公司章程，甲方可以依照规定对乙方进行处罚。

19.	Party A has the right to require Party B to compensate the economic losses caused by Party B’s violation of relevant laws, Working Rules or articles of association of Party A.
对于乙方违反有关法律、劳动纪律和公司章程而给甲方造成经济损失的，甲方有权要求乙方赔偿其损失。

20.
Party A has the right to appropriately amend its rules or articles of association at any time based on its business needs. Party A shall notify Party B in any way Party A deems proper, including but not limited to, through notice, announcement, e-mail and memorandum of any such changes.

甲方有权根据经营需要随时合理地修改劳动纪律和公司章程，但甲方应以其认为适当的方式告知乙方，这些方式包括但不限于通知、公告、电子邮件和备忘录。

21.
Party B shall not take position in any other enterprise or company during working in Party A.  Any invention, creation, development, design, improvement, production made by Party B during working in Party A shall belong to Party A, and any intellectual property right arising from them (including but not limited to patent right, copyright, know-how) shall also belong to Party A.

乙方在甲方任职期间，不可兼职于其他任何企业或单位。乙方任职期间的职务发明、创造、开发、设计、改良、生产成果全部归属于甲方，因此而获得的任何知识产权，包括但不限于专利权、著作权、非专利技术亦全部归属于甲方。

Chapter 9- Confidentiality
第九章 保密责任

22.
Party B shall keep the proprietary and confidential information of Party A confidential and shall abide by any confidentiality rules set forth by Party A. Party B shall not take, use of or disclose any material or information of Party A to any third party except on behalf of Party A's and with Party A's prior written consent. Party B shall execute and abide by the Non-disclosure and Non-Competition Agreement ("Confidentiality Agreement").  Where Party B breaches the competition restriction obligation under the Confidentiality Agreement, Party B shall pay liquidated damages to Party A in accordance with Confidentiality Agreement.

乙方应对甲方的专有信息和秘密信息保密，遵守甲方相关保密政策。除非为了甲方利益或经甲方事先书面同意，乙方不得使用或向任何第三方泄露任何甲方的资料和信息。乙方应签署并遵守《保密与不竞争协议》（下称“保密协议”）。若乙方违反《保密协议》中约定的竞业限制义务，应当按照《保密协议》约定向甲方支付违约金。

23.
Party B agrees that Party A may disclose his/her personal information including, but not limited to, Party B's name, address, nationality, position, payment, bank account, this Contract and its renewal and amendment, as directly or indirectly required by Party A's reasonable business and operation.

乙方同意，甲方有权根据直接或间接的合理运营需要，披露乙方的个人信息，包括但不限于乙方的姓名、地址、国籍、职位、工资、银行账户、本合同及其续约和变更情况。

Chapter 10- Modification, Termination and Extension of the Employment Contract
第十章 聘用合同的变更、终止和延期

24.
In case a modification occurs in the laws and administrative regulations that govern this Contract, the corresponding part of this Contract and appendixes shall be modified accordingly. In case a major change occurs in the circumstances under which this Contract was concluded or there is any conflict between this Contract and the relevant PRC laws and regulations, so that this Contract cannot be performed anymore, the relevant part of this Contract may be modified upon agreement between Party A and Party B through amicable consultation based on the requirements of the relevant PRC laws and regulations.

若适用于本合同的法律法规被修订，本合同的相应部分或附件也应相应地进行修订。如果订立合同时所依据的客观情况发生重大变化或者本合同与中国的有关法律法规相冲突，致使合同无法履行，双方可以根据中国有关法律法规，通过友好&# 21327;商协议变更合同的相关部分。

25.	This Contract may be terminated upon mutual agreement between Party A and Party B in writing.
双方可以通过协商一致的方式书面终止本合同。

26.	Party A shall have right to unilaterally terminate this Contract with immediate effect without any prior written notice under the following circumstances, and will notify Party B of such termination:
出现下列情形，甲方无须事先书面通知，有权单方终止本合同。但甲方应将该终止决定告知乙方，该终止立即生效：

26.1	The termination of this Contract during the probation (if any) period under Article 3 hereof;
于试用期内(若有)，依据本合同第3条规定的终止情况；

26.2	Party B seriously violates the labor disciplines or the rules or regulations of Party A (including but not limited to the Working Rules or articles of association of Party A);
乙方严重违反公司劳动纪律、规章制度的（包括但不限于劳动纪律和公司章程）；

26.3
Party B causes serious damage to the interests of Party A due to Party B’s serious dereliction of his/her duties (including but not limited to, his/her duties under Article 7 hereof), or his/her engagement in malpractices for seeking personal gains;

乙方严重失职（包括但不限于本合同第7条规定的职责）或者营私舞弊给甲方利益造成重大损害的；

26.4
Party B has additionally established an employment relationship with another employer which materially affects the completion of his tasks with  Party A, or Party B refuses to rectify the matter after the same is brought to his attention by Party A;

乙方同时与其他用人单位建立劳动关系，对完成甲方的工作任务造成严重影响，或经甲方提出，拒不改正的；

26.5
The Employment contract is invalid because Party B uses such means as deception or coercion, or takes advantage of Party A’s difficulties, to cause Party A to conclude the employment contract, or to make an amendment thereto, which is contrary to Party A’s true intent; or

因乙方以欺诈、胁迫的手段或者乘人之危，使甲方在违背真实意思的情况下订立或变更合同而导致合同无效的；或

26.6	Party B is criminally prosecuted under the law.
乙方被依法追究刑事责任。

27.	Party A may terminate this Contract by serving 30 days' prior written notice to Party B or giving Party B one month’s salary in lieu of notice in any one of the following circumstances:
有下列情况之一的，甲方可以提前30天书面通知乙方或者额外支付乙方一个月工资后终止本合同。

27.1
where Party B, after undergoing a legally prescribed period of medical treatment and recuperation for an illness or a non-work-related injury, remains unable to carry out the original job, and is also unfit for the job otherwise assigned to Party B by Party A;

乙方患病或非因工负伤，法定医疗期和恢复期满后，不能从事原工作也不能胜任甲方为其另行安排的工作的；

27.2
where Party B is unable to fulfill the duties of his/her position to the standards required under the terms hereof or by Party A, and, despite undergoing further training or a transfer of his/her position, remains unable to do so;

乙方不能胜任按照合同条款或甲方规定的标准的要求，经过培训或者调整工作岗位仍不能胜任的；

27.3
where this Contract cannot be performed due to any major changes of any objective circumstances under which this Contract was concluded, and following consultation, Party A and Party B cannot agree upon the necessary modification to be made to this Contract.

订立合同所依据的客观情况发生重大变化，致使合同无法履行，双方无法就合同的必要变更通过协商达成协议的。

28.	The term "major changes of any objective circumstances" stipulated in Section 27.3 includes but not limited to:
第27.3条中的“客观情况的重大变化”包括但不限于：

28.1	Merger of Party A into another business entity, or sale or transfer by Party A of substantial portion of the assets it owns to other enterprises or third parties;
甲方被其他企业单位兼并，或甲方资产的关键部分被出售或转让给其他企业或第三方；

28.2	Material adjustment in operative policy or material changes in operative situation of Party A;
甲方经营策略的重大调整或经营环境的重大变化；

28.3	Serious difficulty incurred in the operation of Party A;
甲方经营发生严重困难；

28.4	Entry into the period of clearing up, or stop of manufacture or business totally or partially by Party A;
甲方进入治理整顿或生产经营处于全部或部分停滞阶段；

28.5	Declaration of bankruptcy, dissolution or liquation by Party A;
甲方宣布破产、解散或清算；

28.6	Decision of Party A in ceasing the research and development which directly relates to Party B's work according to the need of business development of Party A and/or the actual market situation; or
甲方根据业务发展或实际的市场状况决定终止与乙方工作直接相关的研究和开发；

28.7	Laws or regulations newly promulgated by the government that makes either Party or both Parties not able to perform this Contract.
根据政府新颁布的法律法规，任一方或双方无法履行本合同。

29.
Party B may resign his/her job and terminate this Contract during the Contract term with a prior written notice of 30 days to Party A.  With regard to Party A’s  economic losses arising from Party B , Party A shall have the right to deduct any such amount of economic losses from corresponding salary and any other remuneration due and payable to Party B and Party A shall still have the right to claim the uncompensated economic losses from Party B.

合同期内，乙方有权辞职并终止合同，但应提前30天书面通知甲方。因乙方原因给甲方造成的经济损失，甲方有权从应支付给乙方的相应工资或任何其他报酬中予以扣减，以抵免损失，不足部分甲方仍有权要求乙方赔偿。</fon t>

30.
In the event that Party A is close to bankruptcy or faces a bad business situation or serious difficulty in the operation, Party A shall explain the situation to its employees.  After having solicited opinions from the employees, and reported the situation to the administrative department for labor, Party A may terminate this Contract.

甲方濒临破产、经营不善或经营状况发生严重困难时，应向职工说明情况，征得职工的谅解，并经向劳动行政管理部门报告后，甲方可以终止本合同。

31.	Party A shall not terminate this Contract in accordance with Articles 28 and 31 hereof where Party B:
乙方有下列情形之一的，甲方不得根据本合同第28条、第31条的规定终止本合同：
31.1
is engaged in operations exposing him to occupational disease hazards and   has not undergone a pre-departure occupational health check-up, or is suspected of having contracted an occupational disease and is being diagnosed or under medical observation;

从事接触职业病危害作业的劳动者未进行离岗前职业健康检查，或者
疑似职业病病人在诊断或者医学观察期间的;

31.2	has been confirmed as having lost or partially lost his capacity to work due to an occupational disease contracted or a work-related injury sustained with the Employer;
在本单位患职业病或者因工负伤并被确认丧失或者部分丧失劳动能力的;

31.3	is receiving medical treatment for diseases or injuries related to work within the stipulated period of time;
患病或因非工负伤，在规定的医疗期内；

31.4	is a female staff member during her pregnancy, maternity and lactation; or
女职工在孕期、产期、哺乳期内的；或

31.5	has been working for the Employer continuously for not less than 15 years and is less than 5 years away from his legal retirement age;
在本单位连续工作满十五年，且距法定退休年龄不足五年的;

31.6	finds himself in other circumstances stipulated in laws or administrative statues.
法律、行政法规规定的其他情形。

32.	In any of the following circumstances, Party B may terminate this Contract:
有下列情形之一的，乙方可以终止本合同：

32.1	Party A fails to pay the social insurance premiums for Party B in accordance with the law;
甲方未依法为乙方缴纳社会保险的；

32.2
Where Party A forces Party B to work by means of violence, intimidation, detention or illegal restriction of personal freedom, or where Party B is instructed in violation of rules and regulations or peremptorily ordered by Party A to perform dangerous operations which threaten his personal safety;

甲方以暴力、威胁、拘禁或者非法限制人身自由的手段强迫乙方劳动的，或甲方违章指挥、强令冒险作业危及乙方人身安全的；

32.3	Party A fail to pay labor remuneration in full and on time or fails to provide the labor protection or working conditions as agreed under this Contract.
甲方未能按照本合同约定及时足额支付劳动报酬，未能提供约定的劳 动保护或劳动条件的。

32.4
The Employment contract is invalid because Party A uses such means as deception or coercion, or takes advantage of Party B’s difficulties, to cause Party B to conclude the employment contract, or to make an amendment thereto, which is contrary to Party B’s true intent;

因甲方以欺诈、胁迫的手段或者乘人之危，使乙方在违背真实意思的情况下订立或变更合同而导致合同无效的；

32.5	Party A’s rules and regulations violate laws or regulations, thereby harming Party B’s rights and interests; or
甲方的规章制度违反法律、法规的规定，损害乙方权益的；或

32.6	Other circumstances in which laws or administrative statues permit Party B to terminate his employment contract
法律、行政法规规定乙方可以解除劳动合同的其他情形。
.
Party B may terminate the Contract forthwith without giving prior notice to Party A under the circumstances of article 33.2.
在第33.2条规定的情形下，乙方可以立即解除本合同，不需事先告知甲方。

33.
Upon the termination of this Contract, Party B shall cease conducting any activities on Party A's behalf or complete the uncompleted matters pursuant to Party A's request, and settle all accounts with Party A. Party B shall, within 3 days of the termination of this Contract, return all the property and hand over all files and documents (including but not limited to written documents and electronic documents) he or she has in his/her possession but is the property of Party A, and Party A may carry out the resign procedures with the confirmation of the aforesaid properties, files and documents and issue resign consent letter .  If Party B fails to complete the above hand-over procedures, Party A could refuse to handle the procedures of termination for Party B and may set-off any amounts due to Party B for the losses Party A suffers therefrom.

合同终止时，乙方应立即停止以甲方名义从事一切活动或应甲方的要求完成未了事务，结清所有账目。乙方应在合同终止之日起3日内归还其占有的甲方的全部财产及移交所有文件档案（包括但不限于书面文件及电子文档),甲方确认后为乙方办理离职手续，由甲方出具离职同意书。乙方未能完成上述交接手续的，甲方可以拒绝办理乙方的离职手续，并可用支付给乙方的款项抵销甲方由此遭受的损失。

Chapter 11- Economic Compensation and Repayment
第十一章 经济补偿与赔偿

34.
Party A shall provide economic compensation and/or medical subsidies to Party B pursuant to relevant laws and regulations in case Party A terminates this Contract according to Article 26, 28 and 31 of this Contract and applicable laws and regulations.

若根据本合同第26条、第28条、第31条及相关法律法规的规定终止本合同的，甲方应依法向乙方提供经济补偿和/或医疗补助。

35.
In case Party A fails to pay salary, economic compensation or medical subsidies to Party B according to relevant laws and regulations and stipulations of this Contract, Party A shall bear the statutory liability for indemnification to Party B.

甲方未根据有关法律法规规定及本合同的约定向乙方支付工资、经济补偿或医疗补助的，应承担法定的赔偿责任。

36.
If Party B terminates this Contract in breach of the terms and conditions specified herein, Party B shall indemnify Party A for its losses incurred therefrom according to the relevant laws and regulations.

乙方违反本合同条款而终止本合同的，应依据法律法规规定赔偿由此给甲方造成的损失。

37.
Before Party B is trained at Party A’s expense, Party A may require Party B to execute an agreement, pursuant to which the service term may be prescribed and if Party B resigns from his/her job by breaching the service term stipulated in the Contract, Party B shall at the time of resignation reimburse Party A for the training fees herein.

由甲方承担费用培训的，在培训乙方之前，甲方可以要求乙方签署协议约定服务期；如果乙方违反服务期辞职，乙方应在辞职时补偿甲方承担的培训费。
Chapter 12- Settlement of Labor Disputes
第十二章 劳动争议的解决

38.
Any dispute arising out of the interpretation and performance of this contract shall be settled through friendly consultation between the Parties.  If the parties fail to reach a solution through friendly consultation, one or both parties can bring such dispute to the competent Labor Dispute Arbitration Commission within sixty (60) days of the dispute.  In case the parties have no disagreement to the arbitral award of such Labor Dispute Arbitration Commission, such arbitral award is final and binding upon the parties.  In case any party is not satisfied with the decision of the arbitration, the party may bring a lawsuit to the court having jurisdiction.

本合同解释和履行过程中产生的任何争议应通过双方友好协商解决。未能通过友好协商解决的，一方或双方可以将争议自发生之日起六十（60）日内提交给有管辖权的劳动争议仲裁委员会申请仲裁。双方对该劳动争议仲裁裁员会的仲裁裁决无异议的，该仲裁裁决即为终局裁决，对双方均有约束力；若任一方对仲裁裁决不服的，可以向有管辖权的法院提起诉讼。

Chapter 13- Miscellaneous
第十三章 其他

39.
Party B has been aware of and agreed to abide by the Working Rules, which will be provided to Party B from time to time, and shall be of the same legal validity with this Contract.  However, this Contract shall prevail in the event of any conflict between the Working Rules and this Contract.

向乙方提供的并为其知悉且同意遵守的劳动纪律与本合同有同等法律效力。当劳动纪律与本合同出现冲突时，本合同效力优先。

40.
Party A and Party B could execute the Agreement to Amend Employment Contract attached as Appendix B to revise partial provisions of this Contract, or conclude a new employment contract upon agreement of consultation.

双方可以通过签订合同附件B的《聘用合同变更协议》来修改合同的部分内容，或者经协商一致签订新的聘用合同。

41.	The invalidity and non-enforcement of any provision of this Contract shall not affect the validity of any other provision of this Contract.
任何条款的无效和不可执行都不影响本合同其他条款的效力。

42.	Failure or delay of any Party hereto to exercise a right under this Contract shall not constitute a waiver thereof.
任何一方未行使或迟延行使本合同项下的权利并不构成对该权利的放弃。

43.	If there is any conflict between this Contract and the relevant laws and/or regulations, the provisions of the relevant laws and/or regulations shall prevail.
如本合同与有关的法律法规不一致，应以有关法律法规的规定为准。

44.
This Contract shall become effective from the date of the execution hereof.  In case both parties do not execute this Contract on the same day, the later date shall be the effective date of this Contract.

本合同自签署之日起生效。双方未于同日签署的，以后以签署日期作为合同生效日。

1
保密CONFIDENTIAL

Employment Contract
聘用合同

Party A: Beijing Jianxin Petrochemical Engineering Limited. 甲方：北京键鑫实华科技发展有限公司 By: 签署：______________________ Name: 姓名：______________________ Date: June 15, 2008 日期：2008年06月15日	Party B: Zuo Jianzhong 乙方：左建中 By: 签署：______________________ Date: June 15, 2008 日期：2008年06月15日

《聘用合同》签字页

Employment Contract
聘用合同

Appendix A
附件A
Agreement to Renew Employment Contract
聘用合同续期协议

The renewed terms of this Employment Contract shall come into force and effect as of the ___ day of _____, ____ and shall expire as of the ___ day of _____, ____.  All provisions of the original Employment Contract shall apply to this renewed Contract.
续期的聘用合同自_____年_____月_____日起生效，至_____年_____月_____日止期满。原聘用合同的条款全部适用于本续期合同。

Party A (chop):                       Party B (signature):
甲方（盖章）：                      乙方（签名）：

Date:                               Date:
日期：                             日期：

The renewed terms of this Employment Contract shall come into force and effect as of the ___ day of _____, ____ and shall expire as of the ___ day of _____, ____.  All provisions of the original Employment Contract shall apply to this renewed Contract.
续期的聘用合同自_____年_____月_____日起生效，至_____年_____月_____日止期满。原聘用合同的条款全部适用于本续期合同。

Party A (chop):                       Party B (signature):
甲方（盖章）：                      乙方（签名）：

  Date:                               Date:
日期：                             日期：

The renewed terms of this Employment Contract shall come into force and effect as of the ___ day of _____, ____ and shall expire as of the ___ day of _____, ____.  All provisions of the original Employment Contract shall apply to this renewed Contract.
续期的聘用合同自_____年_____月_____日起生效，至_____年_____月_____日止期满。原聘用合同的条款全部适用于本续期合同。

Party A (chop):                       Party B (signature):
甲方（盖章）：                      乙方（签名）：

  Date:                               Date:
日期：                             日期：

保密CONFIDENTIAL

Employment Contract
聘用合同

Appendix B
附件B
Agreement to Amend Employment Contract
聘用合同变更协议
Party A and Party B voluntarily and equally agree to make the following amendments to this Employment Contract through amicable consultation： 双方在自愿、平等的基础上通过友好协商就聘用合同的变更达成如下协议：

。

Besides the above amendments, other provisions of the original Employment Contract shall remain valid. 除上述变更外，原聘用合同的其他条款继续有效。 Party A (chop): Party B (signature): 甲方（盖章）： 乙方（签名）： Date: 日期：
Party A and Party B voluntarily and equally agree to make the following amendments to this Employment Contract through amicable consultation： 双方在自愿、平等的基础上通过友好协商就聘用合同的变更达成如下协议：

。
Besides the above amendments, other provisions of the original Employment Contract shall remain valid. 除上述变更外，原聘用合同的其他条款继续有效。 Party A (chop): Party B (signature): 甲方（盖章）： 乙方（签名）： Date: 日期：

保密CONFIDENTIAL